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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 August 14, 2002


                                CABOT CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-5667                  04-2271897
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
              (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7.    Financial Statement and Exhibits

           (c)       Exhibits

           The following exhibits are furnished herewith:

           99.1 Principal Executive Officer Signed Statement under Oath dated August 14, 2002.

           99.2 Principal Financial Officer Signed Statement under Oath dated August 14, 2002.


Item 9.    Regulation FD Disclosure.

On August 14, 2002, each of the Chairman and Chief Executive Officer and the Executive Vice President and Chief Financial Officer of Cabot Corporation signed and filed with the Securities and Exchange Commission (the "Commission") the Statement under Oath required by the Commission's Order of June 27, 2002. Pursuant to the Statement by the Staff of the Securities and Exchange Commission dated July 29, 2002, the two Statements under Oath are furnished herewith as Exhibits 99.1 and 99.2.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CABOT CORPORATION
                                       Registrant




 Date:  August 14, 2002                By:  /s/ Kennett F. Burnes
                                            -----------------------------------
                                            Kennett F. Burnes
                                            Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit
Number           Description
------           -----------

99.1             Principal Executive Officer signed Statement under Oath dated
                 August 14, 2002

99.2             Principal Financial Officer signed Statement under Oath dated
                 August 14, 2002


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